John Hancock Sovereign Investors Fund (the “fund”)
Supplement dated 8-4-10 to the current Prospectuses
The first paragraph under the heading “Principal investment strategies” in the “Fund summary” section is amended and restated as follows:
Under normal market conditions, the fund invests at least 80% of its stock investments in a diversified portfolio of companies with market capitalizations within the range of the S&P 500 Index. On December 31, 2009 that range was $1.1 billion to $323.7 billion.
You should read this Supplement in conjunction with the Prospectus and retain it for future reference.